UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported) December 1, 2010

TROPICANA ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53831	27-0540158
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Howard Hughes Parkway, 4th Floor, Las Vegas, Nevada 89169

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code (702) 589-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On December 1, 2010, Columbia Properties Vicksburg, LLC (“CP Vicksburg”), a wholly owned subsidiary of Tropicana Entertainment Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Delta Investments & Development, LLC (“Delta”).  Pursuant to the terms of the Asset Purchase Agreement, CP Vicksburg agreed to sell substantially all of the assets associated with the operation of the Vicksburg Horizon Casino in Vicksburg, Mississippi (“Vicksburg Horizon”), in exchange for $3.25 million in cash and the assumption by Delta of certain liabilities associated with Vicksburg Horizon.  The transaction is subject to regulatory approval and certain other conditions precedent, as set forth in the Asset Purchase Agreement, and while it is expected to close in the first quarter of 2011, the Company can make no assurances that the conditions will be satisfied and that the sale will be consummated.

Indemnification Agreement

In connection with the Asset Purchase Agreement, on December 1, 2010 the Company entered into an Indemnification Agreement (the “Indemnification Agreement”) with Delta.  Pursuant to the terms of the Indemnification Agreement, the Company agreed to indemnify Delta against certain damages incurred by Delta arising out of or resulting from CP Vicksburg’s ownership, operation or control of Horizon Vicksburg Casino on or prior to the closing date.  The obligations of the Company to indemnify Delta under the Indemnification Agreement are limited to $1,500,000 and terminate one year after the closing date.

The foregoing descriptions of the Asset Purchase Agreement and the Indemnification Agreement do not purport to be complete and are qualified in their entirety by reference to the Asset Purchase Agreement and the Indemnification Agreement, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Asset Purchase Agreement, dated as of December 1, 2010, by and among Delta Investments & Development, LLC, as purchaser, and Columbia Properties Vicksburg, LLC, as seller

10.2	Indemnification Agreement, dated as of December 1, 2010, by and among Delta Investments & Development, LLC, and Tropicana Entertainment Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TROPICANA ENTERTAINMENT INC.

Date: December 7, 2010

	By:	/s/ LANCE J. MILLAGE
	Name:	Lance J. Millage
	Title:	Senior Vice President, Finance and Treasurer